AQR FUNDS

Supplement dated November 15, 2019 (“Supplement”)

to the Class I Shares and Class N Shares Summary Prospectus and Prospectus,

the Class R6 Shares Summary Prospectus and Prospectus,

and the Statement of Additional Information, each dated January 29, 2019, as amended,

of the AQR Large Cap Relaxed Constraint Equity Fund, AQR Small Cap Relaxed

Constraint Equity Fund, AQR International Relaxed Constraint Equity Fund and AQR

Emerging Relaxed Constraint Equity Fund (each, a “Fund” and together, the “Funds”)

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information. Please review this important information carefully. You may obtain copies of the Funds’ Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

At a meeting held on November 14, 2019, the Board of Trustees (the “Board”) of AQR Funds (the “Trust”) approved a proposal to liquidate each Fund. Among other things, the Funds were not viable on an ongoing basis. Accordingly, effective 4:00 P.M. (Eastern time) on November 22, 2019, the Funds will no longer accept orders from new investors or existing shareholders to purchase Fund shares.

AQR Capital Management, LLC, the Funds’ investment adviser, intends to begin liquidating each Fund’s assets in an orderly manner in advance of the Liquidation Date (as defined below). Proceeds from the liquidation of a Fund’s assets will be held in cash and similar instruments pending distribution to shareholders. As a result, a Fund may deviate from its investment strategies and policies and cease to pursue its investment objective. A Fund may incur transaction costs from liquidating portfolio holdings and performance may be adversely affected from holding cash and similar instruments.

Where applicable, a Fund will declare a dividend to all holders of record on December 13, 2019 (the “Record Date”) consisting of any undistributed income and capital gains (net of available capital loss carryovers). On or about December 20, 2019 (the “Liquidation Date”), each Fund will make a liquidating distribution of its remaining assets proportionately to any shareholders holding shares on the Liquidation Date. The Funds will then be terminated as series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another series of AQR Funds, subject to any restrictions in the Funds’ Prospectus, at any time prior to the Liquidation Date.

The liquidation of a Fund is expected to have tax consequences for a taxable shareholder. Any final capital gain dividend will be treated as long-term capital gain, and any final income dividend will be taxable as ordinary income, or as qualified dividend income to the extent of a Fund’s income that so qualifies (which is taxed at the same preferential tax rate as long-term capital gain). A Fund’s final liquidating distribution will result in capital gain or loss to the receiving shareholder. Shareholders should consult their tax advisors concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund has on their tax situation.

We appreciate your investment in the AQR Funds. For more information, please contact the Trust at (866) 290-2688.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE